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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                             INACOM CORP.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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                                  INACOM CORP.
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS APRIL 23, 1998


The undersigned hereby constitutes and appoints Bill L. Fairfield and David
C. Guenthner, or either of them, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein at the annual meeting of stockholders of the Company to be held at the Omaha Community Playhouse, 6915 Cass Street, Omaha, Nebraska 68132, on April 23, 1998 at 9:00 a.m. and at any adjournment thereof, upon matters set forth in the Proxy Statement, and, in their judgment and discretion, upon such other business as may properly come before the meeting.

                   (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


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/x/ PLEASE MARK YOUR
    VOTE AS IN THIS                                                    2328
    EXAMPLE.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                          FOR    WITHHOLD

1. ELECTION OF            / /      / /       JOSEPH AUERBACH, MOGENS C. BAY
   DIRECTORS                                 JAMES Q. CROWE, BILL L.
                                             FAIRFIELD, W. GRANT GREGORY,
                                             JOSEPH T. INATOME, RICK
                                             INATOME, GARY SCHWENDIMAN,
                                             AND LINDA S. WILSON
FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S)

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                                          FOR   AGAINST  ABSTAIN
2. APPROVAL OF APPOINTMENT OF             / /     / /      / /
   INDEPENDENT ACCOUNTANTS KPMG
   PEAT MARWICK LLP FOR FISCAL 1998.



(When signing as attorney, executor, administrator, trustee, guardian or conservator, designate full title. All joint tenants must sign.)

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SIGNATURE(S)                DATE

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